Directors & Officers

VOTING SUPPORT AGREEMENT

This Voting Support Agreement is dated September 14, 2022 between BV Lending, LLC ("Buyer") and John Theobald (the "Securityholder").

WHEREAS Buyer and I-Minerals Inc. ("I-Minerals") propose to enter into a stock purchase agreement (the “SPA”), pursuant to which Buyer will acquire and I-Minerals will sell all of the issued and outstanding shares in the capital of I-Minerals’ wholly-owned subsidiary, i-minerals USA Inc. (the “Transaction”);

AND WHEREAS the Transaction requires shareholder approval pursuant to Section 189(3) of the Canada Business Corporations Act and minority approval pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;

AND WHEREAS as an inducement to Buyer’s willingness to enter into the SPA, the Securityholder has agreed to take certain actions and do certain things to support the Transaction as set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.                  Definitions.

In this Agreement:

"Agreement", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions mean and refer to this Voting Support Agreement as supplemented, modified or amended, and not to any particular section or other portion hereof;

“Common Shares” means the common shares in the capital of I-Minerals;

"Expiry Time" has the meaning specified in Section 4;

“Options” means the options to purchase Common Shares granted pursuant under the incentive stock option plan of I-Minerals, as approved by the shareholders of I-Minerals on December 10, 2020;

"Party" means a party to this Agreement and "Parties" means both parties to this Agreement; and

"Subject Securities" means all Common Shares beneficially owned by the Securityholder or over which the Securityholder exercises control or direction, including those listed on Schedule A and any Common Shares over which the Securityholder obtains beneficial ownership or control and direction subsequent to the date hereof, including all Common Shares issued upon exercise of the outstanding Options.

Additional capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the SPA.

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2.                  Representations and Warranties of the Securityholder.

The Securityholder hereby makes to Buyer the following representations and warranties and acknowledges that Buyer is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)	the Securityholder has all necessary power, authority and capacity to enter into and perform the Securityholder's obligations under this Agreement;

(b)

this Agreement has been duly executed and delivered by the Securityholder and, assuming due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms;

(c)

the Securityholder is the beneficial owner of and has control and direction over all the Subject Securities set forth opposite the Securityholder's name in Schedule A. Other than the Subject Securities, including the Options held by the Securityholder, the Securityholder does not beneficially own, or exercise control or direction over, any additional securities of I-Minerals or securities convertible or exchangeable into any additional securities of I-Minerals;

(d)	the Securityholder is, and will continue to be until the Expiry Time, the beneficial owner, and/or have control and direction over, the Subject Securities;

(e)	the Securityholder has the sole right to vote or direct the voting of the Subject Securities;

(f)

no Person has any agreement or option, or any right or privilege (whether by applicable Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto;

(g)

other than as contemplated by this Agreement, none of the Subject Securities (including the Common Shares issuable upon exercise of the Options) are subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of securityholders or give consents or approvals of any kind;

(h)

neither the entering into of this Agreement nor the performance by the Securityholder of any of the Securityholder's obligations under this Agreement will constitute a breach of any agreement to which the Securityholder is a party or by which it is bound;

(i)

no consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Securityholder in connection with the execution and delivery of this Agreement and the performance by the Securityholder of the Securityholder's obligations under this Agreement; and

(j)

there is no proceeding, claim or investigation pending before any Governmental Entity or, to the knowledge of the Securityholder, threatened against the Securityholder that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Securityholder's ability to execute and deliver this Agreement and to perform the Securityholder's obligations hereunder.

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3.                  Representations and Warranties of Buyer.

Buyer hereby makes to the Securityholder the following representations and warranties and acknowledges that the Securityholder is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)

Buyer is validly existing under the laws of its jurisdiction of incorporation. Buyer has good and sufficient power and authority to enter into and perform its obligations under this Agreement and the SPA. The execution, delivery and performance by Buyer of its obligations under this Agreement and the SPA and the consummation by Buyer of the Transaction and the other transactions contemplated hereby and under the SPA have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the SPA or the consummation of the Transaction and the other transactions contemplated hereby; and

(b)

this Agreement has been duly executed and delivered by Buyer and, assuming due execution and delivery of this Agreement by the Securityholder, constitutes legal, valid and binding agreements of Buyer enforceable against it in accordance with its terms.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the articles or by-laws of Buyer.

4.                  Covenants of the Securityholder.

The Securityholder agrees that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the time of such termination being the "Expiry Time"):

(a)

the Securityholder shall not: (i) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest (including any economic consequence of ownership) in any of the Subject Securities (other than in respect of a transfer to a self-directed registered retirement savings account in which the Securityholder is the beneficiary and to the extent the right to vote the Subject Securities is not affected), or enter into any agreement, arrangement, commitment or understanding in connection therewith; (ii) other than as contemplated by this Agreement, grant or agree to grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or (iii) requisition or join in the requisition of any meeting of any of the securityholders of I-Minerals for the purpose of considering any resolution except as set forth in Section 4(b) below;

(b)

the Securityholder shall vote (or cause to be voted) all the Subject Securities (including the Common Shares issuable upon exercise of the Options) at any meeting of any of the securityholders of I-Minerals at which the Securityholder is entitled to vote such Subject Securities, including the Seller Meeting, and in any action by written consent of the securityholders of I-Minerals, in favour of the approval, consent, ratification and adoption of the Seller Shareholder Resolution and the transactions contemplated by the SPA (and any actions required for the consummation of the transactions contemplated by the SPA).  In connection with the foregoing, the Securityholder hereby agrees to deposit (or cause to be deposited) (with copy to Buyer) a proxy or voting instruction form, as applicable, duly completed and executed in respect of all of the Subject Securities, as applicable, as soon as practicable following the mailing of the Proxy Statement, and in any event at least five (5) Business Days prior to the Seller Meeting, voting all such Subject Securities, as applicable, in favour of the Seller Shareholder Resolution, naming those individuals as may be designated by management in the Proxy Statement as proxy, and as otherwise provided herein. The Securityholder hereby agrees that neither the Securityholder nor any Person on the Securityholder's behalf will take any action to withdraw, amend or invalidate any proxy or voting instruction form deposited by the Securityholder pursuant to this Agreement (notwithstanding any statutory or other rights or otherwise which the Securityholder might have);

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(c)

unless directed otherwise in writing by Buyer, from time to time, the Securityholder shall vote (or cause to be voted) its Subject Securities (including the Common Shares issuable upon exercise of the Options), if applicable, against any action or any proposed action by or in respect of I-Minerals or by the Securityholders: (i) which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Transaction, including without limitation any amendment to the articles or by-laws of I-Minerals; (ii) in respect of any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of I-Minerals under the SPA in any material respect; or (iii) which would reasonably be expected to result in a material adverse effect in respect of I‑Minerals;

(d)

the Securityholder will not, directly or indirectly, through any representative, advisor, agent or otherwise: (i) solicit proxies or become a participant in a solicitation in opposition to or competition with Buyer in connection with the Transaction; (ii) assist, or otherwise further any action by, any Person or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Buyer in connection with the Transaction; (iii) act jointly or in concert with others with respect to voting securities of I-Minerals for the purpose of opposing or competing with Buyer in connection with the Transaction; or (iv) or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, except as otherwise permitted for I-Minerals in the SPA;

(e)

the Securityholder will not exercise any dissent rights or any other rights or appraisal in respect of the Transaction or the Seller Shareholder Resolution or take any other action of any kind that could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Transaction or any other transactions contemplated by the SPA;

(f)

the Securityholder shall use all commercially reasonable efforts (in the Securityholder's capacity as a securityholder) to assist I-Minerals and Buyer to successfully complete the Transaction and the other transactions contemplated by the SPA and this Agreement; and

(g)	details of this Agreement may be set out in any press release, disclosure document, Buyer presentation or information circular (including the Proxy Statement).

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5.                  Termination.

This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	the mutual written consent of Buyer and the Securityholder to the termination of this Agreement;

(b)	the termination of the SPA in accordance with its terms;

(c)

receipt by Buyer of written notice of termination by the Securityholder if the terms of the SPA are amended to reduce the amount of or change the form of the consideration payable to I-Minerals without the Securityholder’s consent; or

(d)	the Closing Date.

In the event of termination of this Agreement, Sections 8, 9, 10(h), and 10(i) and this Section 5 shall survive the termination of this Agreement.

6.                  Fiduciary Duty.

Subject to the terms and conditions of the SPA, nothing herein shall restrict or limit the actions of any director or officer required to be taken in the discharge of such person's fiduciary duty as a director or officer of I-Minerals (but solely in such capacity) and Buyer acknowledges and agrees that any actions taken or omitted to be taken by the Securityholder in its capacity as a director or officer of I‑Minerals with respect to such obligations will not be a breach or default by the Securityholder hereunder.  Buyer hereby further agrees that the Securityholder is not making any agreement or understanding herein in any capacity other than in the Securityholder's capacity as a securityholder of I-Minerals.

7.                  Independent Legal Advice.

The Securityholder acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that the Securityholder has either done so or waived their right to do so in connection with the entering into of this Agreement.

8.                  Expenses.

Buyer and the Securityholder agree to pay their own respective expenses incurred in connection with this Agreement.

9.                  Legal Remedy.

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

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10.              Miscellaneous.

(a)

No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or remedy under this Agreement.

(b)	Each Party agrees and confirms that any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Securityholder and Buyer.

(c)

If any provision of this Agreement as applied to any Party in any circumstance is adjudged by a court to be invalid or unenforceable, this will in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by or between the Parties with respect to the subject matter hereof.

(e)

All notices required or permitted pursuant to the terms of this Agreement shall be in writing and shall be given by personal delivery or email to the addresses as set forth below. Any such notice or other communication given hereunder shall, if personally delivered or sent by email, be conclusively deemed to have been given or made and received on the day of delivery or email transmittal (as the case may be) if such delivery or email transmittal occurs during normal business hours of the recipient on a Business Day and if not so delivered or transmitted during normal business hours on a Business Day, then on the next Business Day following the day of delivery or transmittal. The Parties hereto may give from time to time written notice of change of address in the manner aforesaid.

If to Buyer:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Cortney Liddiard

Email:              flyfish@ballventures.com

and with a copy to:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

7

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Thel Casper

and with a copy to:

McCarthy Tétrault LLP

Suite 2400

745 Thurlow Street

Vancouver, BC, Canada V6E 0C5

Attention:         Roger Taplin / Gerald Gaunt

Email:              rtaplin@mccarthy.ca / ggaunt@mccarthy.ca

If to the Securityholder:

John Theobald

13 Dover Gardens, Carshalton

London, United Kingdom.

Email:  jtheobald@imineralsinc.com

with a copy to:

I-Minerals Inc.

Suite 880

580 Hornby Street

Vancouver, BC, Canada V6C 3B6

Attention:         John Theobald

Email:              jtheobald@imineralsinc.com

and with a copy to:

O’Neill Law LLP

Suite 704   595 Howe Street

Vancouver, BC V6C 2T5

Attention:         Charles Hethey

Email:              cch@stockslaw.com

(f)

Except as required by applicable Laws, the Securityholder shall not make any public announcement or statement with respect to the transactions contemplated herein or pursuant to the SPA without the prior written approval of Buyer.

(g)	The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

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(h)

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

(i)

This Agreement shall enure to the benefit of, and be binding on, the Parties and their successors and permitted assigns. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided that Buyer may assign this Agreement to any of its affiliates that is or becomes a party to the SPA following the date hereof.

(j)	This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

BV LENDING, LLC

Per:	/s/ Cortney Liddiard
Name: Cortney Liddiard Title: President, BV Management Services, Inc. the Manager of Ball Ventures, LLC the Member of BV Lending, LLC

/s/ Charles Hethey	/s/ John Theobald
Signature of Witness	Signature of Securityholder

Charles Hethey	John Theobald
Name of Witness	Name of Securityholder

[Signature Page to Voting Support Agreement]

Schedule A

Subject Securities

Number of Common Shares:  1,250,000

Number of Options:                 1,250,000

[Schedule A to the Voting Support Agreement]

Directors & Officers

VOTING SUPPORT AGREEMENT

This Voting Support Agreement is dated September 14, 2022 between BV Lending, LLC ("Buyer") and Matthew Anderson (the "Securityholder").

WHEREAS Buyer and I-Minerals Inc. ("I-Minerals") propose to enter into a stock purchase agreement (the “SPA”), pursuant to which Buyer will acquire and I-Minerals will sell all of the issued and outstanding shares in the capital of I-Minerals’ wholly-owned subsidiary, i-minerals USA Inc. (the “Transaction”);

AND WHEREAS the Transaction requires shareholder approval pursuant to Section 189(3) of the Canada Business Corporations Act and minority approval pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;

AND WHEREAS as an inducement to Buyer’s willingness to enter into the SPA, the Securityholder has agreed to take certain actions and do certain things to support the Transaction as set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.                  Definitions.

In this Agreement:

"Agreement", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions mean and refer to this Voting Support Agreement as supplemented, modified or amended, and not to any particular section or other portion hereof;

“Common Shares” means the common shares in the capital of I-Minerals;

"Expiry Time" has the meaning specified in Section 4;

“Options” means the options to purchase Common Shares granted pursuant under the incentive stock option plan of I-Minerals, as approved by the shareholders of I-Minerals on December 10, 2020;

"Party" means a party to this Agreement and "Parties" means both parties to this Agreement; and

"Subject Securities" means all Common Shares beneficially owned by the Securityholder or over which the Securityholder exercises control or direction, including those listed on Schedule A and any Common Shares over which the Securityholder obtains beneficial ownership or control and direction subsequent to the date hereof, including all Common Shares issued upon exercise of the outstanding Options.

Additional capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the SPA.

2

2.                  Representations and Warranties of the Securityholder.

The Securityholder hereby makes to Buyer the following representations and warranties and acknowledges that Buyer is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)	the Securityholder has all necessary power, authority and capacity to enter into and perform the Securityholder's obligations under this Agreement;

(b)

this Agreement has been duly executed and delivered by the Securityholder and, assuming due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms;

(c)

the Securityholder is the beneficial owner of and has control and direction over all the Subject Securities set forth opposite the Securityholder's name in Schedule A. Other than the Subject Securities, including the Options held by the Securityholder, the Securityholder does not beneficially own, or exercise control or direction over, any additional securities of I-Minerals or securities convertible or exchangeable into any additional securities of I-Minerals;

(d)	the Securityholder is, and will continue to be until the Expiry Time, the beneficial owner, and/or have control and direction over, the Subject Securities;

(e)	the Securityholder has the sole right to vote or direct the voting of the Subject Securities;

(f)

no Person has any agreement or option, or any right or privilege (whether by applicable Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto;

(g)

other than as contemplated by this Agreement, none of the Subject Securities (including the Common Shares issuable upon exercise of the Options) are subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of securityholders or give consents or approvals of any kind;

(h)

neither the entering into of this Agreement nor the performance by the Securityholder of any of the Securityholder's obligations under this Agreement will constitute a breach of any agreement to which the Securityholder is a party or by which it is bound;

(i)

no consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Securityholder in connection with the execution and delivery of this Agreement and the performance by the Securityholder of the Securityholder's obligations under this Agreement; and

(j)

there is no proceeding, claim or investigation pending before any Governmental Entity or, to the knowledge of the Securityholder, threatened against the Securityholder that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Securityholder's ability to execute and deliver this Agreement and to perform the Securityholder's obligations hereunder.

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3.                  Representations and Warranties of Buyer.

Buyer hereby makes to the Securityholder the following representations and warranties and acknowledges that the Securityholder is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)

Buyer is validly existing under the laws of its jurisdiction of incorporation. Buyer has good and sufficient power and authority to enter into and perform its obligations under this Agreement and the SPA. The execution, delivery and performance by Buyer of its obligations under this Agreement and the SPA and the consummation by Buyer of the Transaction and the other transactions contemplated hereby and under the SPA have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the SPA or the consummation of the Transaction and the other transactions contemplated hereby; and

(b)

this Agreement has been duly executed and delivered by Buyer and, assuming due execution and delivery of this Agreement by the Securityholder, constitutes legal, valid and binding agreements of Buyer enforceable against it in accordance with its terms.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the articles or by-laws of Buyer.

4.                  Covenants of the Securityholder.

The Securityholder agrees that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the time of such termination being the "Expiry Time"):

(a)

the Securityholder shall not: (i) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest (including any economic consequence of ownership) in any of the Subject Securities (other than in respect of a transfer to a self-directed registered retirement savings account in which the Securityholder is the beneficiary and to the extent the right to vote the Subject Securities is not affected), or enter into any agreement, arrangement, commitment or understanding in connection therewith; (ii) other than as contemplated by this Agreement, grant or agree to grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or (iii) requisition or join in the requisition of any meeting of any of the securityholders of I-Minerals for the purpose of considering any resolution except as set forth in Section 4(b) below;

(b)

the Securityholder shall vote (or cause to be voted) all the Subject Securities (including the Common Shares issuable upon exercise of the Options) at any meeting of any of the securityholders of I-Minerals at which the Securityholder is entitled to vote such Subject Securities, including the Seller Meeting, and in any action by written consent of the securityholders of I-Minerals, in favour of the approval, consent, ratification and adoption of the Seller Shareholder Resolution and the transactions contemplated by the SPA (and any actions required for the consummation of the transactions contemplated by the SPA).  In connection with the foregoing, the Securityholder hereby agrees to deposit (or cause to be deposited) (with copy to Buyer) a proxy or voting instruction form, as applicable, duly completed and executed in respect of all of the Subject Securities, as applicable, as soon as practicable following the mailing of the Proxy Statement, and in any event at least five (5) Business Days prior to the Seller Meeting, voting all such Subject Securities, as applicable, in favour of the Seller Shareholder Resolution, naming those individuals as may be designated by management in the Proxy Statement as proxy, and as otherwise provided herein. The Securityholder hereby agrees that neither the Securityholder nor any Person on the Securityholder's behalf will take any action to withdraw, amend or invalidate any proxy or voting instruction form deposited by the Securityholder pursuant to this Agreement (notwithstanding any statutory or other rights or otherwise which the Securityholder might have);

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(c)

unless directed otherwise in writing by Buyer, from time to time, the Securityholder shall vote (or cause to be voted) its Subject Securities (including the Common Shares issuable upon exercise of the Options), if applicable, against any action or any proposed action by or in respect of I-Minerals or by the Securityholders: (i) which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Transaction, including without limitation any amendment to the articles or by-laws of I-Minerals; (ii) in respect of any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of I-Minerals under the SPA in any material respect; or (iii) which would reasonably be expected to result in a material adverse effect in respect of I‑Minerals;

(d)

the Securityholder will not, directly or indirectly, through any representative, advisor, agent or otherwise: (i) solicit proxies or become a participant in a solicitation in opposition to or competition with Buyer in connection with the Transaction; (ii) assist, or otherwise further any action by, any Person or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Buyer in connection with the Transaction; (iii) act jointly or in concert with others with respect to voting securities of I-Minerals for the purpose of opposing or competing with Buyer in connection with the Transaction; or (iv) or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, except as otherwise permitted for I-Minerals in the SPA;

(e)

the Securityholder will not exercise any dissent rights or any other rights or appraisal in respect of the Transaction or the Seller Shareholder Resolution or take any other action of any kind that could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Transaction or any other transactions contemplated by the SPA;

(f)

the Securityholder shall use all commercially reasonable efforts (in the Securityholder's capacity as a securityholder) to assist I-Minerals and Buyer to successfully complete the Transaction and the other transactions contemplated by the SPA and this Agreement; and

(g)	details of this Agreement may be set out in any press release, disclosure document, Buyer presentation or information circular (including the Proxy Statement).

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5.                  Termination.

This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	the mutual written consent of Buyer and the Securityholder to the termination of this Agreement;

(b)	the termination of the SPA in accordance with its terms;

(c)

receipt by Buyer of written notice of termination by the Securityholder if the terms of the SPA are amended to reduce the amount of or change the form of the consideration payable to I-Minerals without the Securityholder’s consent; or

(d)	the Closing Date.

In the event of termination of this Agreement, Sections 8, 9, 10(h), and 10(i) and this Section 5 shall survive the termination of this Agreement.

6.                  Fiduciary Duty.

Subject to the terms and conditions of the SPA, nothing herein shall restrict or limit the actions of any director or officer required to be taken in the discharge of such person's fiduciary duty as a director or officer of I-Minerals (but solely in such capacity) and Buyer acknowledges and agrees that any actions taken or omitted to be taken by the Securityholder in its capacity as a director or officer of I‑Minerals with respect to such obligations will not be a breach or default by the Securityholder hereunder.  Buyer hereby further agrees that the Securityholder is not making any agreement or understanding herein in any capacity other than in the Securityholder's capacity as a securityholder of I-Minerals.

7.                  Independent Legal Advice.

The Securityholder acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that the Securityholder has either done so or waived their right to do so in connection with the entering into of this Agreement.

8.                  Expenses.

Buyer and the Securityholder agree to pay their own respective expenses incurred in connection with this Agreement.

9.                  Legal Remedy.

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

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10.              Miscellaneous.

(a)

No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or remedy under this Agreement.

(b)	Each Party agrees and confirms that any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Securityholder and Buyer.

(c)

If any provision of this Agreement as applied to any Party in any circumstance is adjudged by a court to be invalid or unenforceable, this will in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by or between the Parties with respect to the subject matter hereof.

(e)

All notices required or permitted pursuant to the terms of this Agreement shall be in writing and shall be given by personal delivery or email to the addresses as set forth below. Any such notice or other communication given hereunder shall, if personally delivered or sent by email, be conclusively deemed to have been given or made and received on the day of delivery or email transmittal (as the case may be) if such delivery or email transmittal occurs during normal business hours of the recipient on a Business Day and if not so delivered or transmitted during normal business hours on a Business Day, then on the next Business Day following the day of delivery or transmittal. The Parties hereto may give from time to time written notice of change of address in the manner aforesaid.

If to Buyer:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Cortney Liddiard

Email:              flyfish@ballventures.com

and with a copy to:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

7

United States

P.O. Box 51298 Idaho Falls, Idaho 83405

Attention:         Thel Casper

and with a copy to:

McCarthy Tétrault LLP

Suite 2400

745 Thurlow Street

Vancouver, BC, Canada V6E 0C5

Attention:         Roger Taplin / Gerald Gaunt

Email:              rtaplin@mccarthy.ca / ggaunt@mccarthy.ca

If to the Securityholder:

Matthew Anderson

1100 – 1199 West Hastings Street

Vancouver, BC V6E 3T5

Email:  mja@malaspinaconsultants.com

with a copy to:

I-Minerals Inc.

Suite 880

580 Hornby Street

Vancouver, BC, Canada V6C 3B6

Attention:         John Theobald

Email:              jtheobald@imineralsinc.com

and with a copy to:

O’Neill Law LLP

Suite 704   595 Howe Street

Vancouver, BC V6C 2T5

Attention:         Charles Hethey

Email:              cch@stockslaw.com

(f)

Except as required by applicable Laws, the Securityholder shall not make any public announcement or statement with respect to the transactions contemplated herein or pursuant to the SPA without the prior written approval of Buyer.

(g)	The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8

(h)

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

(i)

This Agreement shall enure to the benefit of, and be binding on, the Parties and their successors and permitted assigns. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided that Buyer may assign this Agreement to any of its affiliates that is or becomes a party to the SPA following the date hereof.

(j)	This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

8

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

BV LENDING, LLC

Per:	/s/ Cortney Liddiard
Name: Cortney Liddiard Title: President, BV Management Services, Inc. the Manager of Ball Ventures, LLC the Member of BV Lending, LLC

/s/ Charles Hethey	/s/ Matthew Anderson
Signature of Witness	Signature of Securityholder

Charles Hethey	Matthew Anderson
Name of Witness	Name of Securityholder

[Signature Page to Voting Support Agreement]

Schedule A

Subject Securities

Number of Common Shares:  150,000

Number of Options:                 Nil

[Schedule A to the Voting Support Agreement]

Directors & Officers

VOTING SUPPORT AGREEMENT

This Voting Support Agreement is dated September 14, 2022 between BV Lending, LLC ("Buyer") and Barry Girling (the "Securityholder").

WHEREAS Buyer and I-Minerals Inc. ("I-Minerals") propose to enter into a stock purchase agreement (the “SPA”), pursuant to which Buyer will acquire and I-Minerals will sell all of the issued and outstanding shares in the capital of I-Minerals’ wholly-owned subsidiary, i-minerals USA Inc. (the “Transaction”);

AND WHEREAS the Transaction requires shareholder approval pursuant to Section 189(3) of the Canada Business Corporations Act and minority approval pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;

AND WHEREAS as an inducement to Buyer’s willingness to enter into the SPA, the Securityholder has agreed to take certain actions and do certain things to support the Transaction as set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.                  Definitions.

In this Agreement:

"Agreement", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions mean and refer to this Voting Support Agreement as supplemented, modified or amended, and not to any particular section or other portion hereof;

“Common Shares” means the common shares in the capital of I-Minerals;

"Expiry Time" has the meaning specified in Section 4;

“Options” means the options to purchase Common Shares granted pursuant under the incentive stock option plan of I-Minerals, as approved by the shareholders of I-Minerals on December 10, 2020;

"Party" means a party to this Agreement and "Parties" means both parties to this Agreement; and

"Subject Securities" means all Common Shares beneficially owned by the Securityholder or over which the Securityholder exercises control or direction, including those listed on Schedule A and any Common Shares over which the Securityholder obtains beneficial ownership or control and direction subsequent to the date hereof, including all Common Shares issued upon exercise of the outstanding Options.

Additional capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the SPA.

2

2.                  Representations and Warranties of the Securityholder.

The Securityholder hereby makes to Buyer the following representations and warranties and acknowledges that Buyer is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)	the Securityholder has all necessary power, authority and capacity to enter into and perform the Securityholder's obligations under this Agreement;

(b)

this Agreement has been duly executed and delivered by the Securityholder and, assuming due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms;

(c)

the Securityholder is the beneficial owner of and has control and direction over all the Subject Securities set forth opposite the Securityholder's name in Schedule A. Other than the Subject Securities, including the Options held by the Securityholder, the Securityholder does not beneficially own, or exercise control or direction over, any additional securities of I-Minerals or securities convertible or exchangeable into any additional securities of I-Minerals;

(d)	the Securityholder is, and will continue to be until the Expiry Time, the beneficial owner, and/or have control and direction over, the Subject Securities;

(e)	the Securityholder has the sole right to vote or direct the voting of the Subject Securities;

(f)

no Person has any agreement or option, or any right or privilege (whether by applicable Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto;

(g)

other than as contemplated by this Agreement, none of the Subject Securities (including the Common Shares issuable upon exercise of the Options) are subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of securityholders or give consents or approvals of any kind;

(h)

neither the entering into of this Agreement nor the performance by the Securityholder of any of the Securityholder's obligations under this Agreement will constitute a breach of any agreement to which the Securityholder is a party or by which it is bound;

(i)

no consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Securityholder in connection with the execution and delivery of this Agreement and the performance by the Securityholder of the Securityholder's obligations under this Agreement; and

(j)

there is no proceeding, claim or investigation pending before any Governmental Entity or, to the knowledge of the Securityholder, threatened against the Securityholder that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Securityholder's ability to execute and deliver this Agreement and to perform the Securityholder's obligations hereunder.

3

3.                  Representations and Warranties of Buyer.

Buyer hereby makes to the Securityholder the following representations and warranties and acknowledges that the Securityholder is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)

Buyer is validly existing under the laws of its jurisdiction of incorporation. Buyer has good and sufficient power and authority to enter into and perform its obligations under this Agreement and the SPA. The execution, delivery and performance by Buyer of its obligations under this Agreement and the SPA and the consummation by Buyer of the Transaction and the other transactions contemplated hereby and under the SPA have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the SPA or the consummation of the Transaction and the other transactions contemplated hereby; and

(b)

this Agreement has been duly executed and delivered by Buyer and, assuming due execution and delivery of this Agreement by the Securityholder, constitutes legal, valid and binding agreements of Buyer enforceable against it in accordance with its terms.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the articles or by-laws of Buyer.

4.                  Covenants of the Securityholder.

The Securityholder agrees that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the time of such termination being the "Expiry Time"):

(a)

the Securityholder shall not: (i) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest (including any economic consequence of ownership) in any of the Subject Securities (other than in respect of a transfer to a self-directed registered retirement savings account in which the Securityholder is the beneficiary and to the extent the right to vote the Subject Securities is not affected), or enter into any agreement, arrangement, commitment or understanding in connection therewith; (ii) other than as contemplated by this Agreement, grant or agree to grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or (iii) requisition or join in the requisition of any meeting of any of the securityholders of I-Minerals for the purpose of considering any resolution except as set forth in Section 4(b) below;

(b)

the Securityholder shall vote (or cause to be voted) all the Subject Securities (including the Common Shares issuable upon exercise of the Options) at any meeting of any of the securityholders of I-Minerals at which the Securityholder is entitled to vote such Subject Securities, including the Seller Meeting, and in any action by written consent of the securityholders of I-Minerals, in favour of the approval, consent, ratification and adoption of the Seller Shareholder Resolution and the transactions contemplated by the SPA (and any actions required for the consummation of the transactions contemplated by the SPA).  In connection with the foregoing, the Securityholder hereby agrees to deposit (or cause to be deposited) (with copy to Buyer) a proxy or voting instruction form, as applicable, duly completed and executed in respect of all of the Subject Securities, as applicable, as soon as practicable following the mailing of the Proxy Statement, and in any event at least five (5) Business Days prior to the Seller Meeting, voting all such Subject Securities, as applicable, in favour of the Seller Shareholder Resolution, naming those individuals as may be designated by management in the Proxy Statement as proxy, and as otherwise provided herein. The Securityholder hereby agrees that neither the Securityholder nor any Person on the Securityholder's behalf will take any action to withdraw, amend or invalidate any proxy or voting instruction form deposited by the Securityholder pursuant to this Agreement (notwithstanding any statutory or other rights or otherwise which the Securityholder might have);

4

(c)

unless directed otherwise in writing by Buyer, from time to time, the Securityholder shall vote (or cause to be voted) its Subject Securities (including the Common Shares issuable upon exercise of the Options), if applicable, against any action or any proposed action by or in respect of I-Minerals or by the Securityholders: (i) which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Transaction, including without limitation any amendment to the articles or by-laws of I-Minerals; (ii) in respect of any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of I-Minerals under the SPA in any material respect; or (iii) which would reasonably be expected to result in a material adverse effect in respect of I‑Minerals;

(d)

the Securityholder will not, directly or indirectly, through any representative, advisor, agent or otherwise: (i) solicit proxies or become a participant in a solicitation in opposition to or competition with Buyer in connection with the Transaction; (ii) assist, or otherwise further any action by, any Person or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Buyer in connection with the Transaction; (iii) act jointly or in concert with others with respect to voting securities of I-Minerals for the purpose of opposing or competing with Buyer in connection with the Transaction; or (iv) or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, except as otherwise permitted for I-Minerals in the SPA;

(e)

the Securityholder will not exercise any dissent rights or any other rights or appraisal in respect of the Transaction or the Seller Shareholder Resolution or take any other action of any kind that could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Transaction or any other transactions contemplated by the SPA;

(f)

the Securityholder shall use all commercially reasonable efforts (in the Securityholder's capacity as a securityholder) to assist I-Minerals and Buyer to successfully complete the Transaction and the other transactions contemplated by the SPA and this Agreement; and

(g)	details of this Agreement may be set out in any press release, disclosure document, Buyer presentation or information circular (including the Proxy Statement).

5

5.                  Termination.

This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	the mutual written consent of Buyer and the Securityholder to the termination of this Agreement;

(b)	the termination of the SPA in accordance with its terms;

(c)

receipt by Buyer of written notice of termination by the Securityholder if the terms of the SPA are amended to reduce the amount of or change the form of the consideration payable to I-Minerals without the Securityholder’s consent; or

(d)	the Closing Date.

In the event of termination of this Agreement, Sections 8, 9, 10(h), and 10(i) and this Section 5 shall survive the termination of this Agreement.

6.                  Fiduciary Duty.

Subject to the terms and conditions of the SPA, nothing herein shall restrict or limit the actions of any director or officer required to be taken in the discharge of such person's fiduciary duty as a director or officer of I-Minerals (but solely in such capacity) and Buyer acknowledges and agrees that any actions taken or omitted to be taken by the Securityholder in its capacity as a director or officer of I‑Minerals with respect to such obligations will not be a breach or default by the Securityholder hereunder.  Buyer hereby further agrees that the Securityholder is not making any agreement or understanding herein in any capacity other than in the Securityholder's capacity as a securityholder of I-Minerals.

7.                  Independent Legal Advice.

The Securityholder acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that the Securityholder has either done so or waived their right to do so in connection with the entering into of this Agreement.

8.                  Expenses.

Buyer and the Securityholder agree to pay their own respective expenses incurred in connection with this Agreement.

9.                  Legal Remedy.

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

6

10.              Miscellaneous.

(a)

No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or remedy under this Agreement.

(b)	Each Party agrees and confirms that any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Securityholder and Buyer.

(c)

If any provision of this Agreement as applied to any Party in any circumstance is adjudged by a court to be invalid or unenforceable, this will in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by or between the Parties with respect to the subject matter hereof.

(e)

All notices required or permitted pursuant to the terms of this Agreement shall be in writing and shall be given by personal delivery or email to the addresses as set forth below. Any such notice or other communication given hereunder shall, if personally delivered or sent by email, be conclusively deemed to have been given or made and received on the day of delivery or email transmittal (as the case may be) if such delivery or email transmittal occurs during normal business hours of the recipient on a Business Day and if not so delivered or transmitted during normal business hours on a Business Day, then on the next Business Day following the day of delivery or transmittal. The Parties hereto may give from time to time written notice of change of address in the manner aforesaid.

If to Buyer:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Cortney Liddiard

Email:              flyfish@ballventures.com

and with a copy to:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

7

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Thel Casper

and with a copy to:

McCarthy Tétrault LLP

Suite 2400

745 Thurlow Street

Vancouver, BC, Canada V6E 0C5

Attention:         Roger Taplin / Gerald Gaunt

Email:              rtaplin@mccarthy.ca / ggaunt@mccarthy.ca

If to the Securityholder:

Barry Girling

1100 – 1199 West Hastings Street

Vancouver, BC V6E 3T5

Email:  wbg@imineralsinc.com

with a copy to:

I-Minerals Inc.

Suite 880

580 Hornby Street

Vancouver, BC, Canada V6C 3B6

Attention:         John Theobald

Email:              jtheobald@imineralsinc.com

and with a copy to:

O’Neill Law LLP

Suite 704   595 Howe Street

Vancouver, BC V6C 2T5

Attention:         Charles Hethey

Email:              cch@stockslaw.com

(f)

Except as required by applicable Laws, the Securityholder shall not make any public announcement or statement with respect to the transactions contemplated herein or pursuant to the SPA without the prior written approval of Buyer.

(g)	The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8
(h)

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

(i)

This Agreement shall enure to the benefit of, and be binding on, the Parties and their successors and permitted assigns. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided that Buyer may assign this Agreement to any of its affiliates that is or becomes a party to the SPA following the date hereof.

(j)	This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

BV LENDING, LLC

Per:	/s/ Cortney Liddiard
Name: Cortney Liddiard Title: President, BV Management Services, Inc. the Manager of Ball Ventures, LLC the Member of BV Lending, LLC

/s/ Charles Hethey	/s/ Barry Girling
Signature of Witness	Signature of Securityholder

Charles Hethey	Barry Girling
Name of Witness	Name of Securityholder

[Signature Page to Voting Support Agreement]

Schedule A

Subject Securities

Number of Common Shares:  1,723,007

Number of Options:                 Nil

 [Schedule A to the Voting Support Agreement]

Directors & Officers

VOTING SUPPORT AGREEMENT

This Voting Support Agreement is dated September 14, 2022 between BV Lending, LLC ("Buyer") and Wayne Moorhouse (the "Securityholder").

WHEREAS Buyer and I-Minerals Inc. ("I-Minerals") propose to enter into a stock purchase agreement (the “SPA”), pursuant to which Buyer will acquire and I-Minerals will sell all of the issued and outstanding shares in the capital of I-Minerals’ wholly-owned subsidiary, i-minerals USA Inc. (the “Transaction”);

AND WHEREAS the Transaction requires shareholder approval pursuant to Section 189(3) of the Canada Business Corporations Act and minority approval pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;

AND WHEREAS as an inducement to Buyer’s willingness to enter into the SPA, the Securityholder has agreed to take certain actions and do certain things to support the Transaction as set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.                  Definitions.

In this Agreement:

"Agreement", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions mean and refer to this Voting Support Agreement as supplemented, modified or amended, and not to any particular section or other portion hereof;

“Common Shares” means the common shares in the capital of I-Minerals;

"Expiry Time" has the meaning specified in Section 4;

“Options” means the options to purchase Common Shares granted pursuant under the incentive stock option plan of I-Minerals, as approved by the shareholders of I-Minerals on December 10, 2020;

"Party" means a party to this Agreement and "Parties" means both parties to this Agreement; and

"Subject Securities" means all Common Shares beneficially owned by the Securityholder or over which the Securityholder exercises control or direction, including those listed on Schedule A and any Common Shares over which the Securityholder obtains beneficial ownership or control and direction subsequent to the date hereof, including all Common Shares issued upon exercise of the outstanding Options.

Additional capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the SPA.

2

2.                  Representations and Warranties of the Securityholder.

The Securityholder hereby makes to Buyer the following representations and warranties and acknowledges that Buyer is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)	the Securityholder has all necessary power, authority and capacity to enter into and perform the Securityholder's obligations under this Agreement;

(b)

this Agreement has been duly executed and delivered by the Securityholder and, assuming due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms;

(c)

the Securityholder is the beneficial owner of and has control and direction over all the Subject Securities set forth opposite the Securityholder's name in Schedule A. Other than the Subject Securities, including the Options held by the Securityholder, the Securityholder does not beneficially own, or exercise control or direction over, any additional securities of I-Minerals or securities convertible or exchangeable into any additional securities of I-Minerals;

(d)	the Securityholder is, and will continue to be until the Expiry Time, the beneficial owner, and/or have control and direction over, the Subject Securities;

(e)	the Securityholder has the sole right to vote or direct the voting of the Subject Securities;

(f)

no Person has any agreement or option, or any right or privilege (whether by applicable Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto;

(g)

other than as contemplated by this Agreement, none of the Subject Securities (including the Common Shares issuable upon exercise of the Options) are subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of securityholders or give consents or approvals of any kind;

(h)

neither the entering into of this Agreement nor the performance by the Securityholder of any of the Securityholder's obligations under this Agreement will constitute a breach of any agreement to which the Securityholder is a party or by which it is bound;

(i)

no consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Securityholder in connection with the execution and delivery of this Agreement and the performance by the Securityholder of the Securityholder's obligations under this Agreement; and

(j)

there is no proceeding, claim or investigation pending before any Governmental Entity or, to the knowledge of the Securityholder, threatened against the Securityholder that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Securityholder's ability to execute and deliver this Agreement and to perform the Securityholder's obligations hereunder.

3

3.                  Representations and Warranties of Buyer.

Buyer hereby makes to the Securityholder the following representations and warranties and acknowledges that the Securityholder is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)

Buyer is validly existing under the laws of its jurisdiction of incorporation. Buyer has good and sufficient power and authority to enter into and perform its obligations under this Agreement and the SPA. The execution, delivery and performance by Buyer of its obligations under this Agreement and the SPA and the consummation by Buyer of the Transaction and the other transactions contemplated hereby and under the SPA have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the SPA or the consummation of the Transaction and the other transactions contemplated hereby; and

(b)

this Agreement has been duly executed and delivered by Buyer and, assuming due execution and delivery of this Agreement by the Securityholder, constitutes legal, valid and binding agreements of Buyer enforceable against it in accordance with its terms.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the articles or by-laws of Buyer.

4.                  Covenants of the Securityholder.

The Securityholder agrees that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the time of such termination being the "Expiry Time"):

(a)

the Securityholder shall not: (i) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest (including any economic consequence of ownership) in any of the Subject Securities (other than in respect of a transfer to a self-directed registered retirement savings account in which the Securityholder is the beneficiary and to the extent the right to vote the Subject Securities is not affected), or enter into any agreement, arrangement, commitment or understanding in connection therewith; (ii) other than as contemplated by this Agreement, grant or agree to grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or (iii) requisition or join in the requisition of any meeting of any of the securityholders of I-Minerals for the purpose of considering any resolution except as set forth in Section 4(b) below;

(b)

the Securityholder shall vote (or cause to be voted) all the Subject Securities (including the Common Shares issuable upon exercise of the Options) at any meeting of any of the securityholders of I-Minerals at which the Securityholder is entitled to vote such Subject Securities, including the Seller Meeting, and in any action by written consent of the securityholders of I-Minerals, in favour of the approval, consent, ratification and adoption of the Seller Shareholder Resolution and the transactions contemplated by the SPA (and any actions required for the consummation of the transactions contemplated by the SPA).  In connection with the foregoing, the Securityholder hereby agrees to deposit (or cause to be deposited) (with copy to Buyer) a proxy or voting instruction form, as applicable, duly completed and executed in respect of all of the Subject Securities, as applicable, as soon as practicable following the mailing of the Proxy Statement, and in any event at least five (5) Business Days prior to the Seller Meeting, voting all such Subject Securities, as applicable, in favour of the Seller Shareholder Resolution, naming those individuals as may be designated by management in the Proxy Statement as proxy, and as otherwise provided herein. The Securityholder hereby agrees that neither the Securityholder nor any Person on the Securityholder's behalf will take any action to withdraw, amend or invalidate any proxy or voting instruction form deposited by the Securityholder pursuant to this Agreement (notwithstanding any statutory or other rights or otherwise which the Securityholder might have);

4

(c)

unless directed otherwise in writing by Buyer, from time to time, the Securityholder shall vote (or cause to be voted) its Subject Securities (including the Common Shares issuable upon exercise of the Options), if applicable, against any action or any proposed action by or in respect of I-Minerals or by the Securityholders: (i) which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Transaction, including without limitation any amendment to the articles or by-laws of I-Minerals; (ii) in respect of any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of I-Minerals under the SPA in any material respect; or (iii) which would reasonably be expected to result in a material adverse effect in respect of I‑Minerals;

(d)

the Securityholder will not, directly or indirectly, through any representative, advisor, agent or otherwise: (i) solicit proxies or become a participant in a solicitation in opposition to or competition with Buyer in connection with the Transaction; (ii) assist, or otherwise further any action by, any Person or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Buyer in connection with the Transaction; (iii) act jointly or in concert with others with respect to voting securities of I-Minerals for the purpose of opposing or competing with Buyer in connection with the Transaction; or (iv) or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, except as otherwise permitted for I-Minerals in the SPA;

(e)

the Securityholder will not exercise any dissent rights or any other rights or appraisal in respect of the Transaction or the Seller Shareholder Resolution or take any other action of any kind that could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Transaction or any other transactions contemplated by the SPA;

(f)

the Securityholder shall use all commercially reasonable efforts (in the Securityholder's capacity as a securityholder) to assist I-Minerals and Buyer to successfully complete the Transaction and the other transactions contemplated by the SPA and this Agreement; and

(g)	details of this Agreement may be set out in any press release, disclosure document, Buyer presentation or information circular (including the Proxy Statement).

5

5.                  Termination.

This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	the mutual written consent of Buyer and the Securityholder to the termination of this Agreement;

(b)	the termination of the SPA in accordance with its terms;

(c)

receipt by Buyer of written notice of termination by the Securityholder if the terms of the SPA are amended to reduce the amount of or change the form of the consideration payable to I-Minerals without the Securityholder’s consent; or

(d)	the Closing Date.

In the event of termination of this Agreement, Sections 8, 9, 10(h), and 10(i) and this Section 5 shall survive the termination of this Agreement.

6.                  Fiduciary Duty.

Subject to the terms and conditions of the SPA, nothing herein shall restrict or limit the actions of any director or officer required to be taken in the discharge of such person's fiduciary duty as a director or officer of I-Minerals (but solely in such capacity) and Buyer acknowledges and agrees that any actions taken or omitted to be taken by the Securityholder in its capacity as a director or officer of I‑Minerals with respect to such obligations will not be a breach or default by the Securityholder hereunder.  Buyer hereby further agrees that the Securityholder is not making any agreement or understanding herein in any capacity other than in the Securityholder's capacity as a securityholder of I-Minerals.

7.                  Independent Legal Advice.

The Securityholder acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that the Securityholder has either done so or waived their right to do so in connection with the entering into of this Agreement.

8.                  Expenses.

Buyer and the Securityholder agree to pay their own respective expenses incurred in connection with this Agreement.

9.                  Legal Remedy.

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

6

10.              Miscellaneous.

(a)

No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or remedy under this Agreement.

(b)	Each Party agrees and confirms that any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Securityholder and Buyer.

(c)

If any provision of this Agreement as applied to any Party in any circumstance is adjudged by a court to be invalid or unenforceable, this will in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by or between the Parties with respect to the subject matter hereof.

(e)

All notices required or permitted pursuant to the terms of this Agreement shall be in writing and shall be given by personal delivery or email to the addresses as set forth below. Any such notice or other communication given hereunder shall, if personally delivered or sent by email, be conclusively deemed to have been given or made and received on the day of delivery or email transmittal (as the case may be) if such delivery or email transmittal occurs during normal business hours of the recipient on a Business Day and if not so delivered or transmitted during normal business hours on a Business Day, then on the next Business Day following the day of delivery or transmittal. The Parties hereto may give from time to time written notice of change of address in the manner aforesaid.

If to Buyer:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Cortney Liddiard

Email:              flyfish@ballventures.com

and with a copy to:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

7

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Thel Casper

and with a copy to:

McCarthy Tétrault LLP

Suite 2400

745 Thurlow Street

Vancouver, BC, Canada V6E 0C5

Attention:         Roger Taplin / Gerald Gaunt

Email:              rtaplin@mccarthy.ca / ggaunt@mccarthy.ca

If to the Securityholder:

Wayne Moorhouse

1100 – 1199 West Hastings Street

Vancouver, BC V6E 3T5

Email:  waynemoorhouse@outlook.com

with a copy to:

I-Minerals Inc.

Suite 880

580 Hornby Street

Vancouver, BC, Canada V6C 3B6

Attention:         John Theobald

Email:              jtheobald@imineralsinc.com

and with a copy to:

O’Neill Law LLP

Suite 704   595 Howe Street

Vancouver, BC V6C 2T5

Attention:         Charles Hethey

Email:              cch@stockslaw.com

(f)

Except as required by applicable Laws, the Securityholder shall not make any public announcement or statement with respect to the transactions contemplated herein or pursuant to the SPA without the prior written approval of Buyer.

(g)	The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8
(h)

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

(i)

This Agreement shall enure to the benefit of, and be binding on, the Parties and their successors and permitted assigns. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided that Buyer may assign this Agreement to any of its affiliates that is or becomes a party to the SPA following the date hereof.

(j)	This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

BV LENDING, LLC

Per:	/s/ Cortney Liddiard
Name: Cortney Liddiard Title: President, BV Management Services, Inc. the Manager of Ball Ventures, LLC the Member of BV Lending, LLC

/s/ Charles Hethey	/s/ Wayne Moorhouse
Signature of Witness	Signature of Securityholder

Charles Hethey	Wayne Moorhouse
Name of Witness	Name of Securityholder

[Signature Page to Voting Support Agreement]

Schedule A

Subject Securities

Number of Common Shares:  Nil

Number of Options:                 Nil

[Schedule A to the Voting Support Agreement]

Directors & Officers

VOTING SUPPORT AGREEMENT

This Voting Support Agreement is dated September 14, 2022 between BV Lending, LLC ("Buyer") and Gary Childress (the "Securityholder").

WHEREAS Buyer and I-Minerals Inc. ("I-Minerals") propose to enter into a stock purchase agreement (the “SPA”), pursuant to which Buyer will acquire and I-Minerals will sell all of the issued and outstanding shares in the capital of I-Minerals’ wholly-owned subsidiary, i-minerals USA Inc. (the “Transaction”);

AND WHEREAS the Transaction requires shareholder approval pursuant to Section 189(3) of the Canada Business Corporations Act and minority approval pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;

AND WHEREAS as an inducement to Buyer’s willingness to enter into the SPA, the Securityholder has agreed to take certain actions and do certain things to support the Transaction as set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

1.                  Definitions.

In this Agreement:

"Agreement", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions mean and refer to this Voting Support Agreement as supplemented, modified or amended, and not to any particular section or other portion hereof;

“Common Shares” means the common shares in the capital of I-Minerals;

"Expiry Time" has the meaning specified in Section 4;

“Options” means the options to purchase Common Shares granted pursuant under the incentive stock option plan of I-Minerals, as approved by the shareholders of I-Minerals on December 10, 2020;

"Party" means a party to this Agreement and "Parties" means both parties to this Agreement; and

"Subject Securities" means all Common Shares beneficially owned by the Securityholder or over which the Securityholder exercises control or direction, including those listed on Schedule A and any Common Shares over which the Securityholder obtains beneficial ownership or control and direction subsequent to the date hereof, including all Common Shares issued upon exercise of the outstanding Options.

Additional capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the SPA.

2

2.                  Representations and Warranties of the Securityholder.

The Securityholder hereby makes to Buyer the following representations and warranties and acknowledges that Buyer is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)	the Securityholder has all necessary power, authority and capacity to enter into and perform the Securityholder's obligations under this Agreement;

(b)

this Agreement has been duly executed and delivered by the Securityholder and, assuming due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding agreement of the Securityholder enforceable against the Securityholder in accordance with its terms;

(c)

the Securityholder is the beneficial owner of and has control and direction over all the Subject Securities set forth opposite the Securityholder's name in Schedule A. Other than the Subject Securities, including the Options held by the Securityholder, the Securityholder does not beneficially own, or exercise control or direction over, any additional securities of I-Minerals or securities convertible or exchangeable into any additional securities of I-Minerals;

(d)	the Securityholder is, and will continue to be until the Expiry Time, the beneficial owner, and/or have control and direction over, the Subject Securities;

(e)	the Securityholder has the sole right to vote or direct the voting of the Subject Securities;

(f)

no Person has any agreement or option, or any right or privilege (whether by applicable Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto;

(g)

other than as contemplated by this Agreement, none of the Subject Securities (including the Common Shares issuable upon exercise of the Options) are subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of securityholders or give consents or approvals of any kind;

(h)

neither the entering into of this Agreement nor the performance by the Securityholder of any of the Securityholder's obligations under this Agreement will constitute a breach of any agreement to which the Securityholder is a party or by which it is bound;

(i)

no consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Securityholder in connection with the execution and delivery of this Agreement and the performance by the Securityholder of the Securityholder's obligations under this Agreement; and

(j)

there is no proceeding, claim or investigation pending before any Governmental Entity or, to the knowledge of the Securityholder, threatened against the Securityholder that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Securityholder's ability to execute and deliver this Agreement and to perform the Securityholder's obligations hereunder.

3

3.                  Representations and Warranties of Buyer.

Buyer hereby makes to the Securityholder the following representations and warranties and acknowledges that the Securityholder is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein:

(a)

Buyer is validly existing under the laws of its jurisdiction of incorporation. Buyer has good and sufficient power and authority to enter into and perform its obligations under this Agreement and the SPA. The execution, delivery and performance by Buyer of its obligations under this Agreement and the SPA and the consummation by Buyer of the Transaction and the other transactions contemplated hereby and under the SPA have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the SPA or the consummation of the Transaction and the other transactions contemplated hereby; and

(b)

this Agreement has been duly executed and delivered by Buyer and, assuming due execution and delivery of this Agreement by the Securityholder, constitutes legal, valid and binding agreements of Buyer enforceable against it in accordance with its terms.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the articles or by-laws of Buyer.

4.                  Covenants of the Securityholder.

The Securityholder agrees that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the time of such termination being the "Expiry Time"):

(a)

the Securityholder shall not: (i) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest (including any economic consequence of ownership) in any of the Subject Securities (other than in respect of a transfer to a self-directed registered retirement savings account in which the Securityholder is the beneficiary and to the extent the right to vote the Subject Securities is not affected), or enter into any agreement, arrangement, commitment or understanding in connection therewith; (ii) other than as contemplated by this Agreement, grant or agree to grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or (iii) requisition or join in the requisition of any meeting of any of the securityholders of I-Minerals for the purpose of considering any resolution except as set forth in Section 4(b) below;

(b)

the Securityholder shall vote (or cause to be voted) all the Subject Securities (including the Common Shares issuable upon exercise of the Options) at any meeting of any of the securityholders of I-Minerals at which the Securityholder is entitled to vote such Subject Securities, including the Seller Meeting, and in any action by written consent of the securityholders of I-Minerals, in favour of the approval, consent, ratification and adoption of the Seller Shareholder Resolution and the transactions contemplated by the SPA (and any actions required for the consummation of the transactions contemplated by the SPA).  In connection with the foregoing, the Securityholder hereby agrees to deposit (or cause to be deposited) (with copy to Buyer) a proxy or voting instruction form, as applicable, duly completed and executed in respect of all of the Subject Securities, as applicable, as soon as practicable following the mailing of the Proxy Statement, and in any event at least five (5) Business Days prior to the Seller Meeting, voting all such Subject Securities, as applicable, in favour of the Seller Shareholder Resolution, naming those individuals as may be designated by management in the Proxy Statement as proxy, and as otherwise provided herein. The Securityholder hereby agrees that neither the Securityholder nor any Person on the Securityholder's behalf will take any action to withdraw, amend or invalidate any proxy or voting instruction form deposited by the Securityholder pursuant to this Agreement (notwithstanding any statutory or other rights or otherwise which the Securityholder might have);

4

(c)

unless directed otherwise in writing by Buyer, from time to time, the Securityholder shall vote (or cause to be voted) its Subject Securities (including the Common Shares issuable upon exercise of the Options), if applicable, against any action or any proposed action by or in respect of I-Minerals or by the Securityholders: (i) which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Transaction, including without limitation any amendment to the articles or by-laws of I-Minerals; (ii) in respect of any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of I-Minerals under the SPA in any material respect; or (iii) which would reasonably be expected to result in a material adverse effect in respect of I‑Minerals;

(d)

the Securityholder will not, directly or indirectly, through any representative, advisor, agent or otherwise: (i) solicit proxies or become a participant in a solicitation in opposition to or competition with Buyer in connection with the Transaction; (ii) assist, or otherwise further any action by, any Person or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Buyer in connection with the Transaction; (iii) act jointly or in concert with others with respect to voting securities of I-Minerals for the purpose of opposing or competing with Buyer in connection with the Transaction; or (iv) or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, except as otherwise permitted for I-Minerals in the SPA;

(e)

the Securityholder will not exercise any dissent rights or any other rights or appraisal in respect of the Transaction or the Seller Shareholder Resolution or take any other action of any kind that could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Transaction or any other transactions contemplated by the SPA;

(f)

the Securityholder shall use all commercially reasonable efforts (in the Securityholder's capacity as a securityholder) to assist I-Minerals and Buyer to successfully complete the Transaction and the other transactions contemplated by the SPA and this Agreement; and

(g)	details of this Agreement may be set out in any press release, disclosure document, Buyer presentation or information circular (including the Proxy Statement).

5

5.                  Termination.

This Agreement shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	the mutual written consent of Buyer and the Securityholder to the termination of this Agreement;

(b)	the termination of the SPA in accordance with its terms;

(c)

receipt by Buyer of written notice of termination by the Securityholder if the terms of the SPA are amended to reduce the amount of or change the form of the consideration payable to I-Minerals without the Securityholder’s consent; or

(d)	the Closing Date.

In the event of termination of this Agreement, Sections 8, 9, 10(h), and 10(i) and this Section 5 shall survive the termination of this Agreement.

6.                  Fiduciary Duty.

Subject to the terms and conditions of the SPA, nothing herein shall restrict or limit the actions of any director or officer required to be taken in the discharge of such person's fiduciary duty as a director or officer of I-Minerals (but solely in such capacity) and Buyer acknowledges and agrees that any actions taken or omitted to be taken by the Securityholder in its capacity as a director or officer of I‑Minerals with respect to such obligations will not be a breach or default by the Securityholder hereunder.  Buyer hereby further agrees that the Securityholder is not making any agreement or understanding herein in any capacity other than in the Securityholder's capacity as a securityholder of I-Minerals.

7.                  Independent Legal Advice.

The Securityholder acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that the Securityholder has either done so or waived their right to do so in connection with the entering into of this Agreement.

8.                  Expenses.

Buyer and the Securityholder agree to pay their own respective expenses incurred in connection with this Agreement.

9.                  Legal Remedy.

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

6

10.              Miscellaneous.

(a)

No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or remedy under this Agreement.

(b)	Each Party agrees and confirms that any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Securityholder and Buyer.

(c)

If any provision of this Agreement as applied to any Party in any circumstance is adjudged by a court to be invalid or unenforceable, this will in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by or between the Parties with respect to the subject matter hereof.

(e)

All notices required or permitted pursuant to the terms of this Agreement shall be in writing and shall be given by personal delivery or email to the addresses as set forth below. Any such notice or other communication given hereunder shall, if personally delivered or sent by email, be conclusively deemed to have been given or made and received on the day of delivery or email transmittal (as the case may be) if such delivery or email transmittal occurs during normal business hours of the recipient on a Business Day and if not so delivered or transmitted during normal business hours on a Business Day, then on the next Business Day following the day of delivery or transmittal. The Parties hereto may give from time to time written notice of change of address in the manner aforesaid.

If to Buyer:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Cortney Liddiard

Email:              flyfish@ballventures.com

and with a copy to:

BV Lending, LLC

2194 Snake River Parkway

Suite 3000

Idaho Falls, ID, 83402

7

United States

P.O. Box 51298

Idaho Falls, Idaho 83405

Attention:         Thel Casper

and with a copy to:

McCarthy Tétrault LLP

Suite 2400

745 Thurlow Street

Vancouver, BC, Canada V6E 0C5

Attention:         Roger Taplin / Gerald Gaunt

Email:              rtaplin@mccarthy.ca / ggaunt@mccarthy.ca

If to the Securityholder:

Gary Childress

6821 Temperance Point Place

Westerville OH 43082

Email:  gchildress073@gmail.com

with a copy to:

I-Minerals Inc.

Suite 880

580 Hornby Street

Vancouver, BC, Canada V6C 3B6

Attention:         John Theobald

Email:              jtheobald@imineralsinc.com

and with a copy to:

O’Neill Law LLP

Suite 704   595 Howe Street

Vancouver, BC V6C 2T5

Attention:         Charles Hethey

Email:              cch@stockslaw.com

(f)

Except as required by applicable Laws, the Securityholder shall not make any public announcement or statement with respect to the transactions contemplated herein or pursuant to the SPA without the prior written approval of Buyer.

(g)	The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8

(h)

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

(i)

This Agreement shall enure to the benefit of, and be binding on, the Parties and their successors and permitted assigns. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided that Buyer may assign this Agreement to any of its affiliates that is or becomes a party to the SPA following the date hereof.

(j)	This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

BV LENDING, LLC

Per:	/s/ Cortney Liddiard
Name: Cortney Liddiard Title: President, BV Management Services, Inc. the Manager of Ball Ventures, LLC the Member of BV Lending, LLC

/s/ Charles Hethey	/s/ Gary Childress
Signature of Witness	Signature of Securityholder

Charles Hethey	Gary Childress
Name of Witness	Name of Securityholder

[Signature Page to Voting Support Agreement]

Schedule A

Subject Securities

Number of Common Shares:  Nil

Number of Options:                 Nil

[Schedule A to the Voting Support Agreement]